NEWS RELEASE

For immediate release

Contact: Charles D. Troiano at (212) 978-4710

Odyssey Re Holdings Corp. Reports 2004 Third Quarter
and Nine Month Results

New York, NY — October 28, 2004 — Odyssey Re Holdings Corp. (NYSE: ORH) today reported its third quarter and nine months ended September 30, 2004 results.

Net income amounted to $18.0 million, or $0.28 per common share for the quarter ended September 30, 2004, compared to $42.3 million or $0.65 per common share for the quarter ended September 30, 2003. Included in the third quarter 2004 and 2003 net income were net realized capital gains after taxes of $21.8 million and $11.2 million, or $0.34 and $0.17 per common share, respectively. All references to per share amounts in this earnings release are on a diluted basis.

For the nine months ended September 30, 2004, net income was $136.0 million, or $2.09 per common share, compared to net income of $201.6 million, or $3.10 per common share for the nine months ended September 30, 2003. Net realized capital gains after taxes for the nine months ended September 30, 2004 were $65.6 million, or $1.01 per common share, compared to $121.6 million, or $1.87 per common share, for the nine months ended September 30, 2003.

Operating loss(1) after taxes, which excludes net realized capital gains, for the third quarter 2004 was $3.8 million, or $0.06 per common share, compared to operating income after taxes of $31.1 million or $0.48 per common share for the third quarter 2003. Operating income after taxes was $70.4 million or $1.08 per common share for the nine months ended September 30, 2004, compared to $80.0 million, or $1.23 per common share, for the same period in 2003.

The net after tax loss from the effects of Hurricanes Charley, Frances, Ivan and Jeanne amounted to approximately $55.7 million in the third quarter.

The combined ratio for the third quarter 2004 was 106.9%, compared to 96.3% for the third quarter 2003. For the nine months ended September 30, 2004, the combined ratio was 99.0%, compared to 97.2% for the comparable period of 2003.

Stockholders’ equity amounted to $1.4 billion at September 30, 2004, an increase of $70.3 million, or 5.3%, compared to September 30, 2003.

Commenting on the third quarter and nine month results, Andrew A. Barnard, President and Chief Executive Officer, stated, “OdysseyRe’s return on equity through the first three quarters stands at 13%, despite the unprecedented storm activity in the third quarter. Our diversified platform continues to generate a strong flow of profitable opportunities worldwide.”

Gross premiums written for the three months ended September 30, 2004 were $754.2 million, compared to $703.0 million for the three months ended September 30, 2003. Net premiums written for the third quarter 2004 were $671.3 million, compared to $582.2 million for the prior year’s third quarter. For the nine months ended September 30, 2004, gross premiums written were $2.0 billion, compared to $1.9 billion for the same period in 2003. Net premiums written for the nine months ended September 30, 2004 were $1.8 billion, compared to $1.6 billion for the same period in 2003.

Net investment income, excluding net realized capital gains, amounted to $46.2 million for the third quarter 2004, compared to $31.8 million for the third quarter 2003. Total net investment results, which include net investment income and net realized capital gains, amounted to $79.8 million in the third quarter 2004, compared to $49.1 million in the third quarter 2003. For the nine months ended September 30, 2004, net investment income,

Odyssey Re Holdings Corp., 300 First Stamford Place, Stamford, CT 06902 – Phone: (203) 977-8000 – Fax: (203) 965-7990

excluding net realized capital gains, amounted to $116.8 million, compared to $91.0 million for the same period in 2003. Total net investment results for the nine months ended September 30, 2004 amounted to $217.6 million, compared to $278.1 million for the nine months ended September 30, 2003.

For the three months ended September 30, 2004, net cash flow from operations was $221.2 million, compared to net cash flow from operations of $182.0 million for the third quarter 2003. For the nine months ended September 30, 2004, net cash flow from operations amounted to $455.7 million, compared to the year ago nine months figure of $395.2 million.

At September 30, 2004, investments and cash totaled $5.3 billion; total assets amounted to $7.7 billion; and net book value per common share was $21.62.

OdysseyRe paid a cash dividend of $0.03125 per share on September 30, 2004. The total dividend payment amounted to approximately $2.0 million.

(1) “Operating income or loss” after taxes is a non-GAAP financial measure often used to evaluate performance. Operating income or loss after taxes is equal to net income, excluding net realized capital gains or losses, after taxes. A reconciliation of net income to operating income or loss after taxes and the related per common share amounts are as follows (in millions, except per share amounts):

	Three Months Ended,
	September 30,
	(unaudited)
	2004		2003
		Per share		Per share
	$	amount	$	amount
Net income	$18.0	$0.28	$42.3	$0.65
Net realized capital gains, after taxes	21.8	0.34	11.2	0.17

Operating (loss) income, after taxes	$(3.8)	$(0.06)	$31.1	$0.48

	Nine Months Ended,
	September 30,
	(unaudited)
	2004		2003
		Per share		Per share
	$	amount	$	amount
Net income	$136.0	$2.09	$201.6	$3.10
Net realized capital gains, after taxes	65.6	1.01	121.6	1.87

Operating income, after taxes	$70.4	$1.08	$80.0	$1.23

Odyssey Re Holdings Corp. is a leading worldwide underwriter of property and casualty treaty, program and facultative reinsurance, as well as specialty insurance. OdysseyRe operates through its subsidiaries, Odyssey America Reinsurance Corporation, Hudson Insurance Company, Clearwater Insurance Company, Hudson Specialty Insurance Company and Newline Underwriting Management Limited. With $1.4 billion in stockholders’ equity at September 30, 2004, the Company underwrites through four divisions: Americas, EuroAsia, London Market and U.S. Insurance, with major underwriting centers in the United States, London, Paris, Singapore, Toronto and Latin America. Odyssey Re Holdings Corp. is listed on the New York Stock Exchange under the symbol, ORH. OdysseyRe is rated “A” (Excellent) by A.M. Best Company and “A-” (Strong) by Standard & Poor’s.

# # #

Certain statements contained herein may constitute forward-looking statements and are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the occurrence of catastrophic events with a frequency or severity exceeding the Company’s estimates; the lowering or loss of one of the Company’s financial or claims-paying ratings, including those of the Company’s subsidiaries; changes in interest rates; changes in premium volumes; increased competition; regulatory and legislative changes; changes in loss payment patterns; changes in estimated overall adequacy of loss and LAE reserves; changes in key management personnel; changes in general market or economic conditions; and other factors which are described in the Company’s filings with the Securities and Exchange Commission.

# # #

Visit OdysseyRe’s Web site – www.odysseyre.com – for additional information about the Company. In addition, anyone may view the Company’s historical press releases and filings with the Securities and Exchange Commission, which provide additional data regarding the Company’s prior quarterly and year-to-date results. This historical information may be found on OdysseyRe’s web site under “Investor Information.”

# # #

Consolidated financial and segment information follows:

ODYSSEY RE HOLDINGS CORP.
CONSOLIDATED BALANCE SHEETS
SEPTEMBER 30, 2004 (UNAUDITED) AND DECEMBER 31, 2003
(IN THOUSANDS, EXCEPT SHARE AMOUNTS)

	September 30,	December 31,
	2004	2003
ASSETS
Investments and cash:
Fixed income securities, at fair value (amortized cost $2,433,881 and $1,605,378, respectively)	$2,391,961	$1,597,688
Equity securities:
Common stocks, at fair value (cost $755,213 and $376,215, respectively)	746,356	447,700
Common stocks, at equity	122,053	117,489
Short-term investments, at cost which approximates fair value	210,963	218,208
Other invested assets	186,746	267,504
Cash and cash equivalents	869,345	1,588,659
Cash collateral for borrowed securities	757,000	—

Total investments and cash	5,284,424	4,237,248
Investment income due and accrued	29,997	21,668
Reinsurance balances receivable	530,742	499,680
Reinsurance recoverables on loss payments	110,887	83,448
Reinsurance recoverables on unpaid losses	1,080,462	1,058,623
Prepaid reinsurance premiums	104,072	110,881
Funds held by ceding insurers	149,113	124,464
Deferred acquisition costs	180,860	168,289
Federal and foreign income taxes	139,873	71,183
Other assets	125,166	84,572

Total assets	$7,735,596	$6,460,056

LIABILITIES
Unpaid losses and loss adjustment expenses	$3,916,641	$3,400,277
Unearned premiums	874,460	819,840
Reinsurance balances payable	127,314	121,457
Funds held under reinsurance contracts	192,693	199,763
Debt obligations	376,328	376,892
Obligation to return borrowed securities	516,947	—
Other liabilities	330,637	151,592

Total liabilities	6,335,020	5,069,821

STOCKHOLDERS’ EQUITY
Preferred stock, $0.01 par value; 200,000,000 shares authorized; 0 shares issued	—	—
Common stock, $0.01 par value; 500,000,000 shares authorized; 65,142,857 shares issued	651	651
Additional paid-in capital	794,055	793,586
Treasury stock, at cost (364,873 and 146,691 shares, respectively)	(8,803)	(2,549)
Unearned compensation	(6,165)	(3,439)
Accumulated other comprehensive income, net of deferred income taxes	1,337	112,430
Retained earnings	619,501	489,556

Total stockholders’ equity	1,400,576	1,390,235

Total liabilities and stockholders’ equity	$7,735,596	$6,460,056

ODYSSEY RE HOLDINGS CORP.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
NINE AND THREE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003 (UNAUDITED)
(IN THOUSANDS, EXCEPT SHARE AMOUNTS)

	Nine Months	Nine Months	Three Months	Three Months
	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,
	2004	2003	2004	2003
REVENUES
Gross premiums written	$1,995,691	$1,876,670	$754,232	$702,953
Ceded premiums written	221,158	261,870	82,949	120,796

Net premiums written	1,774,533	1,614,800	671,283	582,157
Increase in unearned premiums	(58,151)	(172,487)	(81,276)	(68,315)

Net premiums earned	1,716,382	1,442,313	590,007	513,842
Net investment income	116,759	90,979	46,192	31,839
Net realized investment gains	100,881	187,078	33,625	17,263

Total revenues	1,934,022	1,720,370	669,824	562,944

EXPENSES
Losses and loss adjustment expenses	1,219,936	982,438	472,618	354,979
Acquisition costs	385,400	346,760	127,911	113,665
Other underwriting expenses	94,189	72,313	30,309	26,350
Other expense, net	9,684	5,255	4,728	1,558
Interest expense	19,205	7,641	6,406	2,712

Total expenses	1,728,414	1,414,407	641,972	499,264

Income before income taxes	205,608	305,963	27,852	63,680

Federal and foreign income tax provision (benefit):
Current	83,123	102,548	22,110	13,100
Deferred	(13,542)	1,821	(12,279)	8,252

Total federal and foreign income tax provision	69,581	104,369	9,831	21,352

NET INCOME	$136,027	$201,594	$18,021	$42,328

BASIC
Weighted average shares outstanding	64,332,561	64,731,801	64,228,782	64,746,415

Basic earnings per share	$2.11	$3.11	$0.28	$0.65

DILUTED
Weighted average shares outstanding	65,148,990	65,095,465	65,016,978	65,125,348

Diluted earnings per share	$2.09	$3.10	$0.28	$0.65

DIVIDENDS
Dividends declared per share	$0.09375	$0.075	$0.03125	$0.025

COMPREHENSIVE INCOME
Net income	$136,027	$201,594	$18,021	$42,328
Other comprehensive (loss) income, net of tax	(111,093)	76,649	(8,245)	4,462

Comprehensive income	$24,934	$278,243	$9,776	$46,790

ODYSSEY RE HOLDINGS CORP.
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003 (UNAUDITED)
(IN THOUSANDS, EXCEPT SHARE AMOUNTS)

	Nine Months	Nine Months
	Ended	Ended
	September 30,	September 30,
	2004	2003
COMMON STOCK
Balance, beginning and end of period	$651	$651

ADDITIONAL PAID-IN CAPITAL
Balance, beginning of period	793,586	793,334
Net increase (decrease) during the period	469	(52)

Balance, end of period	794,055	793,282

TREASURY STOCK
Balance, beginning of period	(2,549)	(2,305)
Purchases during the period	(10,091)	—
Reissuance during the period	3,837	52

Balance, end of period	(8,803)	(2,253)

UNEARNED COMPENSATION
Balance, beginning of period	(3,439)	(4,572)
Issuance of restricted stock during the period	(4,043)	—
Amortization during the period	1,317	850

Balance, end of period	(6,165)	(3,722)

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS), NET OF DEFERRED INCOME TAXES
Balance, beginning of period	112,430	21,736
Net (decease) increase during the period	(111,093)	76,649

Balance, end of period	1,337	98,385

RETAINED EARNINGS
Balance, beginning of period	489,556	247,239
Net income	136,027	201,594
Dividends to stockholders	(6,082)	(4,875)

Balance, end of period	619,501	443,958

TOTAL STOCKHOLDERS’ EQUITY	$1,400,576	$1,330,301

COMMON SHARES OUTSTANDING
Balance, beginning of period	64,996,166	65,003,963
Net treasury shares (acquired) reissued during the period	(218,182)	3,140

Balance, end of period	64,777,984	65,007,103

ODYSSEY RE HOLDINGS CORP.
CONSOLIDATED STATEMENTS OF CASH FLOWS
NINE MONTHS ENDED SEPTEMBER 30, 2004 AND 2003 (UNAUDITED)
(IN THOUSANDS)

	Nine Months	Nine Months
	Ended	Ended
	September 30,	September 30,
	2004	2003
OPERATING ACTIVITIES
Net income	$136,027	$201,594
Adjustments to reconcile net income to net cash provided by operating activities:
Reinsurance balances and funds held, net	(84,364)	(218,724)
Unearned premiums	61,430	176,636
Unpaid losses and loss adjustment expenses	494,525	427,704
Federal and foreign income taxes	(9,962)	(5,861)
Other assets and liabilities, net	(18,507)	38,452
Deferred acquisition costs	(12,571)	(30,109)
Net realized investment gains	(100,881)	(187,078)
Bond discount amortization, net	(10,036)	(7,407)

Net cash provided by operating activities	455,661	395,207

INVESTING ACTIVITIES
Maturities of fixed income securities	80,090	17,279
Sales of fixed income securities	1,245,571	4,196,886
Purchases of fixed income securities	(2,103,000)	(3,456,595)
Sales of equity securities	164,523	77,639
Purchases of equity securities	(255,122)	(81,821)
Purchases of other invested assets	(49,348)	(28,172)
Net decrease related to borrowed securities	(247,325)	—
Decrease in short-term investments	7,245	63,314

Net cash (used in) provided by investing activities	(1,157,366)	788,530

FINANCING ACTIVITIES
Dividends	(6,082)	(4,875)
Sale of interest rate contract	—	8,667
Purchase of treasury stock	(10,091)	—

Net cash (used in) provided by financing activities	(16,173)	3,792

Effect of exchange rate changes on cash	(1,436)	—

(Decrease) increase in cash and cash equivalents	(719,314)	1,187,529
Cash and cash equivalents, beginning of period	1,588,659	484,744

Cash and cash equivalents, end of period	$869,345	$1,672,273

ODYSSEY RE HOLDINGS CORP.
BUSINESS SEGMENTS
FOR THE NINE AND THREE MONTHS ENDED
SEPTEMBER 30, 2004 AND 2003
(UNAUDITED)
(IN THOUSANDS)

	Nine Months	Nine Months		Three Months	Three Months
	Ended	Ended		Ended	Ended
	September 30,	September 30,	%	September 30,	September 30,	%
	2004	2003	Change	2004	2003	Change
GROSS PREMIUMS WRITTEN
Americas	$964,118	$1,042,992	(7.6)%	$345,239	$360,857	(4.3)%
EuroAsia	420,192	298,608	40.7	151,776	116,439	30.3
London Market	328,428	313,223	4.9	140,827	122,878	14.6
U.S. Insurance	303,716	254,485	19.3	119,288	116,614	2.3

Total*	$2,016,454	$1,909,308	5.6%	$757,130	$716,788	5.6%

NET PREMIUMS WRITTEN
Americas	$918,684	$955,715	(3.9)%	$326,454	$322,376	1.3%
EuroAsia	403,225	285,765	41.1	147,523	113,020	30.5
London Market	287,309	263,276	9.1	125,929	97,932	28.6
U.S. Insurance	165,315	110,044	50.2	71,377	48,829	46.2

Total	$1,774,533	$1,614,800	9.9%	$671,283	$582,157	15.3%

NET PREMIUMS EARNED
Americas	$897,954	$884,873	1.5%	$290,277	$300,111	(3.3)%
EuroAsia	363,757	260,565	39.6	131,935	96,057	37.4
London Market	319,552	234,982	36.0	116,374	88,710	31.2
U.S. Insurance	135,119	61,893	118.3	51,421	28,964	77.5

Total	$1,716,382	$1,442,313	19.0%	$590,007	$513,842	14.8%

	Nine Months	Nine Months		Three Months	Three Months
	Ended	Ended	Percentage	Ended	Ended	Percentage
	September 30,	September 30,	Point	September 30,	September 30,	Point
	2004	2003	Change	2004	2003	Change
LOSSES AND LOSS ADJUSTMENT EXPENSES RATIO
Americas	74.8%	68.0%	6.8	91.7%	68.0%	23.7
EuroAsia	62.2	71.0	(8.8)	59.1	75.1	(16.0)
London Market	72.0	64.2	7.8	82.5	64.9	17.6
U.S. Insurance	67.8	72.2	(4.4)	63.2	73.4	(10.2)

Total	71.1%	68.1%	3.0	80.1%	69.1%	11.0
ACQUISITION COSTS AND OTHER UNDERWRITING EXPENSES RATIO
Americas	31.7%	31.8%	(0.1)	31.5%	30.7%	0.8
EuroAsia	25.5	23.9	1.6	24.1	23.7	0.4
London Market	24.2	27.9	(3.7)	22.2	25.6	(3.4)
U.S. Insurance	18.5	15.8	2.7	18.1	8.0	10.1

Total	27.9%	29.1%	(1.2)	26.8%	27.2%	(0.4)
COMBINED RATIO
Americas	106.5%	99.8%	6.7	123.2%	98.7%	24.5
EuroAsia	87.7	94.9	(7.2)	83.2	98.8	(15.6)
London Market	96.2	92.1	4.1	104.7	90.5	14.2
U.S. Insurance	86.3	88.0	(1.7)	81.3	81.4	(0.1)

Total	99.0%	97.2%	1.8	106.9%	96.3%	10.6

*A portion of the gross premiums written by the U.S. Insurance division has been ceded to, and is also included in, the Americas division’s gross premiums written. Accordingly, the total gross premiums written as shown in the table above does not agree to the gross premiums written of $1,995,691 and $1,876,670 for the nine months ended September 30, 2004 and 2003, respectively and $754,232 and $702,953 for the three months ended September 30, 2004 and 2003, respectively, reflected in the consolidated statements of operations.